UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018 (July 26, 2018)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Section 2 - Financial Information

Item 2.02.              Results of Operations and Financial Condition.

On July 31, 2018, NewLink Genetics Corporation, a Delaware corporation (the “Company”), issued a press release providing an operational update and reporting financial results for the second quarter ended June 30, 2018 ("Press Release").

A copy of the Press Release and the Second Quarter Financial Results Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2 attached hereto is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On July 26, 2018, the Board of Directors of the Company approved, and management commenced and completed on July 26, 2018, a restructuring plan to reduce operating costs and better align its workforce with the needs of its business. The objective of the restructuring is to focus the Company's resources on indoximod clinical programs for recurrent pediatric brain tumors, front-line treatment of diffuse intrinsic pontine glioma (DIPG), and front-line treatment of acute myeloid leukemia (AML). The restructuring includes changes to the Company’s management team described in Item 5.02 of this Current Report.

Under this plan, the Company reduced its workforce by 25 employees (approximately 30%). Affected employees are eligible to receive severance payments and outplacement services. Employees party to change of control and involuntary termination benefit agreements will continue to vest their stock options pursuant to the terms of their agreements. Certain senior executives received accelerated vesting of certain stock options, an extension to the post-termination exercise period for certain stock options and reimbursement of COBRA payments. In each case, employee severance benefits are contingent upon an affected employee’s execution (and non-revocation) of a separation agreement, which includes a general release of claims against the Company. The Company expects that the workforce reduction will decrease the Company's cash payroll expense by approximately $4.8 million annually.

In connection with the restructuring, the Company estimates that it will incur aggregate restructuring charges of approximately $1.4 million, which will be recorded in the third quarter of 2018, related to one-time termination severance payments and other employee-related costs, excluding any amounts related to stock-based compensation expense for the acceleration of stock options and the extension of post-termination stock option exercise periods. The majority of the cash payments related to the personnel-related restructuring charges will be paid during the remainder of 2018. The charges that the Company expects to incur in connection with the workforce reduction is subject to a number of assumptions, and actual results may differ materially. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the workforce reduction.

This Item 2.05 contains forward-looking statements, including, but not limited to, statements related to the expected costs associated with termination benefits and the financial impact of the reduction in force. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to cost reduction efforts. In addition, the Company’s workforce reduction costs may be greater than anticipated and the workforce reduction may have an adverse impact on the Company’s development activities. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2018, and the Company’s subsequent current reports filed with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Item 2.05 as a result of new information, future events or changes in its expectations.

Section 5 - Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. John B. “Jack” Henneman III

Effective July 26, 2018, John B. “Jack” Henneman III was appointed to the position of Chief Administrative Officer of the Company and resigned from his position as Chief Financial Officer of the Company. Pursuant to that certain Separation and Release Agreement, dated as of July 26, 2018, between the Company and Mr. Henneman (the “Henneman Separation Agreement”), Mr. Henneman will serve as Chief Administrative Officer and provide transition assistance to the Company until the earlier of November 9, 2018 or the date Mr. Henneman’s employment with the Company ends pursuant to his employment agreement with the Company dated December 31, 2015 (such date, the “Henneman Separation Date”).

Under the Henneman Separation Agreement, Mr. Henneman will receive, in exchange for a general release of claims and other consideration, (a) cash severance of (i) accrued base salary and remaining accrued but unused vacation, (ii) a lump sum payment of $42,360 on the date that the revocation period for the release of certain claims expire, (iii) a bonus for 2018 services of $152,496 multiplied by the percentage completion of the Company’s 2018 corporate goals (assuming 100% completion of Mr. Henneman’s individual goals) to be paid no later than March 15, 2019 and (iv) continued payment of Mr. Henneman’s current base salary for a period of twelve (12) months, beginning after the Henneman Separation Date; (b) reimbursement for COBRA premiums up to November 2019; and (c) (i) one-year of accelerated vesting of certain outstanding and unvested options to purchase Company common stock and restricted stock units (“Awards”) granted pursuant to the Company’s 2009 Equity Incentive Plan (the “Equity Plan”) and (ii) an extension of the exercise period for vested Awards (including those accelerated pursuant to the Henneman Separation Agreement) until November 8, 2020.

The foregoing description of the terms of the Henneman Separation Agreement are qualified in their entirety by reference to the Henneman Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2018.

Mr. Brian Wiley

Effective July 27, 2018, Brian Wiley’s employment with the Company terminated, and he ceased to serve as the Chief Commercial Officer of the Company. In connection with Mr. Wiley’s termination, the Company and Mr. Wiley entered into a Separation and Release Agreement (the “Wiley Separation Agreement”), dated as of July 26, 2018.

Under the Wiley Separation Agreement, Mr. Wiley will receive, in exchange for a general release of claims and other consideration, (a) cash severance of (i) accrued base salary and remaining accrued but unused vacation, (ii) a lump sum payment of $18,535 on the date that the revocation period for the release of certain claims expire, (iii) a bonus for 2018 services of $68,116 multiplied by the percentage completion of the Company’s 2018 corporate goals to be paid no later than March 15, 2019 and (iv) $166,815, representing six months of Mr. Wiley’s base salary; (b) reimbursement for COBRA premiums up to January 2019; and (c) (i) one-year of accelerated vesting of certain Awards and (ii) an extension of the exercise period for vested Awards (including those accelerated pursuant to the Wiley Separation Agreement) until July 27, 2019.

The foregoing description of the terms of the Wiley Separation Agreement are qualified in their entirety by reference to the Wiley Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2018.

Mr. Carl Langren

Effective July 26, 2018, the Company has appointed Carl W. Langren, age 62, Chief Financial Officer of the Company and the Company’s principal financial officer.

Mr. Langren has served as the Company’s Vice President of Finance since 2011 and previously served as the Chief Financial Officer of BioProtection Systems from 2005 to 2011. Prior to joining the Company, Mr. Langren served as a principal in Capital Management Solutions from 2003 to 2006, the Chief Financial Officer of Housby Mixer Group from 1998 to 2002 and as President of Iowa Machinery and Supply from 1990 to 1998. Mr. Langren also served as Chief Financial Officer of Equity Dynamics, Inc., Treasurer of DFM Corporation and tax manager with McGladrey Pullen and Company (now RSM US LLP). Mr. Langren received his B.A. from the University of Iowa.

In connection with Mr. Langren’s appointment as Chief Financial Officer and principal financial officer of the Company, Mr. Langren entered into a new employment agreement with the Company, dated July 26, 2018 (the “Langren Agreement”). Pursuant to the Langren Agreement, Mr. Langren will receive an annual salary of $358,500 with an opportunity to earn a bonus of up to 40% of his base salary. Effective August 1, 2018, Mr. Langren will be granted an option to purchase 100,000 shares of the Company’s common stock under the Equity Plan. The option will vest in equal monthly installments over four years from the date of grant.

Subject to Mr. Langren’s compliance with continuing obligations owed to the Company and delivery of a separation agreement and release of claims, if Mr. Langren’s employment is terminated by the Company without cause, if Mr. Langren resigns for good reason or Mr. Langren suffers death or disability that prevents Mr. Langren from performing his responsibilities for a specified period of time, Mr. Langren (or his estate, as applicable) will be eligible to receive: (i) payment of an amount equal to twelve months of his base salary and (ii) twelve months of accelerated vesting of Awards granted to Mr. Langren under the Equity Plan. If Mr. Langren’s employment is terminated by the Company without cause or Mr. Langren resigns for good reason, and such termination or resignation occurs within one month before, or within thirteen months after a change in control of the Company, Mr. Langren will be eligible to receive: (i) payment of eighteen months of Mr. Langren’s base salary; (ii) payment of a cash bonus; and (iii) full accelerated vesting of Awards granted to Mr. Langren under the Equity Plan and a twelve-month extension of the period wherein the Awards may be exercised.

Mr. Langren will be eligible to participate in the Company’s Equity Plan and the Company’s 2010 Employee Stock Purchase Plan. Mr. Langren will be eligible to participate in other benefit programs generally available to all employees of the Company, including participation in the Company’s 401(k) plan. For a description of the foregoing compensatory plans or arrangements, see the section entitled “Executive Compensation” in the Company’s 2018 Proxy Statement, filed with the Securities and Exchange Commission on April 9, 2018 (the “2018 Proxy Statement). The foregoing description of the terms of Mr. Langren’s employment is qualified in its entirety by the terms of the Langren Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2018.

Mr. Langren previously entered into the Company’s form of indemnity agreement with its directors and officers on February 16, 2012, which is incorporated herein as Exhibit 10.1.

There are no family relationships between Mr. Langren and any director or executive officer of the Company. There are no transactions in which Mr. Langren has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Ms. Lori Lawley

Effective July 26, 2018, the Company has appointed Lori Lawley, age 34, as Vice President - Finance and Controller of the Company and the Company’s principal accounting officer.

Ms. Lawley joined the Company in April 2015. At the Company, Ms. Lawley served as Manager of SEC Reporting and Accounting Policy from April 2015 until January 2017, Director of SEC and Financial Reporting from January 2017 to November 2017 and Corporate Controller from November 2017 until July 2018. Prior to joining the Company, Ms. Lawley worked as an auditor with Ernst and Young where she served in increasing capacities from 2007 through April 2015, including as Manager from October 2011 to September 2014, and Senior Manager from October 2014 until April 2015. Ms. Lawley is a licensed certified public accountant. Ms. Lawley received her Bachelor of Business Administration and Masters in Professional Accounting from the University of Texas.

In connection with Ms. Lawley’s appointment as Vice President - Finance and Controller of the Company and the Company’s principal accounting officer, Ms. Lawley entered into a new employment agreement with the Company, dated July 26, 2018 (the “Lawley Agreement”). Pursuant to the Lawley Agreement, Ms. Lawley will receive an annual salary of $200,000 with an opportunity to earn a bonus of up to 25% of her base salary. Effective August 1, 2018, Ms. Lawley will be granted an option to purchase 25,000 shares of the Company’s common stock under the Equity Plan. The option will vest in equal monthly installments over four years from the date of grant.

Subject to Ms. Lawley’s compliance with continuing obligations owed to the Company and delivery of a separation agreement and release of claims, if Ms. Lawley’s employment is terminated by the Company without cause, if Ms. Lawley resigns for good reason or Ms. Lawley suffers death or disability that prevents Ms. Lawley from performing her responsibilities for a specified period of time, Ms. Lawley (or her estate, as applicable) will be eligible to receive: (i) payment of an amount equal to six months of her base salary and (ii) twelve months of accelerated vesting of Awards granted to Ms. Lawley under the Equity Plan. If Ms. Lawley’s employment is terminated by the Company without cause or Ms. Lawley resigns for good reason, and such termination or resignation occurs within one month before, or within thirteen months after a change in control of the Company,

Ms. Lawley will be eligible to receive: (i) payment of twelve months of Ms. Lawley’s base salary; (ii) payment of a cash bonus; and (iii) full accelerated vesting of Ms. Lawley’s Awards under the Equity Plan.

Mr. Lawley will be eligible to participate in the Company’s Equity Plan and the Company’s 2010 Employee Stock Purchase Plan. Ms. Lawley will be eligible to participate in other benefit programs generally available to all employees of the Company, including participation in the Company’s 401(k) plan. For a description of the foregoing compensatory plans or arrangements, see the section entitled “Executive Compensation” in the Company’s 2018 Proxy Statement. The foregoing description of the terms of Ms. Lawley’s employment is qualified in its entirety by the terms of the Lawley Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2018.

On July 26, 2018 Ms. Lawley entered into the Company’s form of indemnity agreement with its directors and officers, which is incorporated herein as Exhibit 10.1.

There are no family relationships between Ms. Lawley and any director or executive officer of the Company. There are no transactions in which Ms. Lawley has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1
Form of Indemnity Agreement by and between the Company and its directors and executive officers (incorporated herein by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1/A (File No. 333-171300), filed with the Commission on November 8, 2011).

99.1	Press Release, dated July 31, 2018, entitled “NewLink Genetics Announces Clinical Plan, Reports Second Quarter 2018 Financial Results and Revises Cash Guidance"
99.2	Second Quarter 2018 Financial Results Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    July 31, 2018

NewLink Genetics Corporation

By:	/s/ Carl W. Langren
Carl W. Langren
Its:	Chief Financial Officer